Exhibit 99.1

JOINT FILING AGREEMENT

The undersigned hereby agree that the Statement on Schedule 13D filed herewith (and any amendments thereto), relating to the Common Stock, par value $0.10 per share of PrimeEnergy Corporation, is being filed jointly with the Securities and Exchange Commission pursuant to Rule 13d-1(k)(l) under the Securities Exchange Act of 1934, as amended, on behalf of each such person.

Dated: June 1, 2009

THE GOLDMAN SACHS GROUP, INC.
By: /s/ Yvette Kosic
Name: Yvette Kosic
Title: Attorney-in-fact

GOLDMAN, SACHS & CO.
By: /s/ Yvette Kosic
Name: Yvette Kosic
Title: Attorney-in-fact

GSCP V ADVISORS, L.L.C.
By: /s/ Yvette Kosic
Name: Yvette Kosic
Title: Attorney-in-fact

GSCP V OFFSHORE ADVISORS, L.L.C.
By: /s/ Yvette Kosic
Name: Yvette Kosic
Title: Attorney-in-fact

GS ADVISORS V, L.L.C.
By: /s/ Yvette Kosic
Name: Yvette Kosic
Title: Attorney-in-fact

GOLDMAN, SACHS MANAGEMENT GP GMBH
By: /s/ Yvette Kosic
Name: Yvette Kosic
Title: Attorney-in-fact

GS CAPITAL PARTNERS V FUND, L.P.
By: /s/ Yvette Kosic
Name: Yvette Kosic
Title: Attorney-in-fact

GS CAPITAL PARTNERS V OFFSHORE FUND, L.P.
By: /s/ Yvette Kosic
Name: Yvette Kosic
Title: Attorney-in-fact

GS CAPITAL PARTNERS V GMBH & CO. KG
By: /s/ Yvette Kosic
Name: Yvette Kosic
Title: Attorney-in-fact

GS CAPITAL PARTNERS V INSTITUTIONAL, L.P.
By: /s/ Yvette Kosic
Name: Yvette Kosic
Title: Attorney-in-fact

GSCP VI ADVISORS, L.L.C.
By: /s/ Yvette Kosic
Name: Yvette Kosic
Title: Attorney-in-fact

GSCP VI OFFSHORE ADVISORS, L.L.C.
By: /s/ Yvette Kosic
Name: Yvette Kosic
Title: Attorney-in-fact

GS ADVISORS VI, L.L.C.
By: /s/ Yvette Kosic
Name: Yvette Kosic
Title: Attorney-in-fact

GS CAPITAL PARTNERS VI FUND, L.P.
By: /s/ Yvette Kosic
Name: Yvette Kosic
Title: Attorney-in-fact

GS CAPITAL PARTNERS VI OFFSHORE FUND, L.P.
By: /s/ Yvette Kosic
Name: Yvette Kosic
Title: Attorney-in-fact

GS CAPITAL PARTNERS VI PARALLEL, L.P.
By: /s/ Yvette Kosic
Name: Yvette Kosic
Title: Attorney-in-fact

GS CAPITAL PARTNERS VI GMBH & CO. KG
By: /s/ Yvette Kosic
Name: Yvette Kosic
Title: Attorney-in-fact

PVF HOLDINGS LLC
By: /s/ Stephen W. Lake
Name: Stephen W. Lake
Title: Executive Vice President, General Counsel and Corporate Secretary

McJUNKIN RED MAN HOLDING CORPORATION
By: /s/ Stephen W. Lake
Name: Stephen W. Lake
Title: Executive Vice President, General Counsel and Corporate Secretary